Performance Commentary | November 2024

For November 2024, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 1.26% and a net return of 1.23%. Its benchmark, the Bloomberg U.S. Aggregate Bond Index* (Bloomberg Aggregate or Benchmark), reported a return of 1.06% for the month.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to HIT’s relative performance vs. Bloomberg Aggregate* included:

●	Its ongoing yield advantage. The HIT portfolio generated 0.34% in income versus 0.30% for the benchmark during the month of November.

●	The portfolio’s underweight to Treasuries, the worst performing asset class in the Benchmark on an excess return basis during November. The HIT portfolio had a 7.0% allocation to the sector versus 44.0% in the Bloomberg Aggregate at month end.

●	Performance by agency multifamily MBS in the HIT’s portfolio as their nominal spreads to Treasuries tightened. Spreads on FHA/Ginnie Mae permanent loan certificates (PLCs) and FHA/Ginnie Mae construction loan certificates (CLC) tightened by approximately 7 and 11 bps, respectively. As of November 30, 2024, the HIT portfolio had an allocation of 13.1% to PLCs and 5.2% to CLCs while the Benchmark had none.

1227 25TH STREET, NW | SUITE 500 | WASHINGTON, DC 20037	AFLCIO-HIT.COM

AFL-CIO HOUSING INVESTMENT TRUST	November 2024 Portfolio Commentary

●	Performance by Ginnie Mae REMIC structures in the HIT’s portfolio as spreads to Treasuries tightened by approximately 8 bps during the month. On November 30, 2024, the portfolio had an 10.7% allocation to Ginnie Mae REMICS while the Benchmark had none.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate* included:

●	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the best performing asset class in the Benchmark on an excess return basis. The HIT’s portfolio was underweight to the sector at month end, with a 13.6% allocation compared to 25.2% in the Bloomberg Aggregate.
●	The portfolio’s underweight to corporate bonds, the second best performing sector for the month on an excess return basis. The HIT does not invest in corporate bonds, whereas the sector comprised 24.5% of the Benchmark on November 30, 2024.
●	The portfolio’s overweight to the second highest credit quality sector (i.e. AA-rated) of the investment grade universe, whose excess returns were the second lowest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. Approximately 93.3% of the HIT portfolio carried a government or GSE guarantee or was rated AA, compared to 72.9% for the Bloomberg Aggregate.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

AFL-CIO HOUSING INVESTMENT TRUST	November 2024 Portfolio Commentary

Market Data

November 2024 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.78%	0	5.98
Agencies	0.60%	12	3.46
Single family agency MBS (RMBS)	1.33%	56	5.91
Corporates	1.34%	49	7.02
Commercial MBS (CMBS)	0.92%	40	4.17
Asset-backed securities (ABS)	0.70%	31	2.74

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	10/31/24	11/30/24	Change
1 Month	4.666%	4.612%	-0.054%
3 Month	4.542%	4.486%	-0.056%
6 Month	4.456%	4.439%	-0.018%
1 Year	4.269%	4.279%	0.010%
2 Year	4.170%	4.151%	-0.019%
3 Year	4.133%	4.090%	-0.042%
5 Year	4.158%	4.048%	-0.110%
7 Year	4.224%	4.104%	-0.120%
10 Year	4.284%	4.169%	-0.116%
20 Year	4.589%	4.448%	-0.142%
30 Year	4.475%	4.360%	-0.115%

Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

AFL-CIO HOUSING INVESTMENT TRUST	November 2024 Portfolio Commentary

Portfolio Data On November 30, 2024

Net Assets	$6,940.41 million
Portfolio Effective Duration	5.91 years	Convexity	0.221
Portfolio Average Coupon	3.81%	Maturity	10.53 years
Portfolio Yield to Worst[1]	5.12%	Portfolio Current Yield[1]	4.10%
Number of Holdings	921	Average Price[2]	92.54

Sector Allocations: 3

Multifamily Investments	77.87%	CMBS – Agency Multifamily**	66.86%
Agency Single-Family MBS	13.94%	Agency Single-Family MBS	13.94%
U.S. Treasury	7.03%	U.S. Treasury Notes/Bonds	7.03%
Cash & Short-Term Securities	1.15%	State Housing Permanent Bonds	3.04%
		State Housing Construction Bonds	3.20%
		Direct Construction Loans	4.77%
		Cash & Short-Term Securities	1.15%
		**Includes multifamily MBS (60.30%) and MF Construction MBS (6.56%)
Quality Distribution: [3]
U.S. Government or Agency	88.69%
AAA	0.83%
AA	4.56%
A	0.00%
Not Rated	4.77%
Cash	1.15%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution (based on average life):
Cash	1.15%	5-5.99 years	13.18%	0 – 1 year	4.49%
0-0.99 years	14.12%	6-6.99 years	16.46%	1 – 2.99 years	8.78%
1-1.99 years	3.75%	7-7.99 years	9.14%	3 – 4.99 years	16.87%
2-2.99 years	10.01%	8-8.99 years	3.69%	5 – 6.99 years	21.88%
3-3.99 years	6.43%	9-9.99 years	0.84%	7 – 9.99 years	34.10%
4-4.99 years	10.14%	Over 10 years	11.08%	10 – 19.99 years	10.23%
				Greater than 20 years	3.65%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Portfolio market value weighted by current face.

3 Based on value of total investments and includes unfunded commitments but does not include U.S. treasury futures contracts.

4